UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, Ma 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Information

Item 8.01 Other Events.

When issuing options under its 2004 Equity Incentive Plan (the “Plan”) Indevus Pharmaceuticals, Inc. (the “Company”) issues a Notice of Grant of Stock Options. The Company also delivers an Option Agreement to each Optionee. When issuing restricted stock awards under the Plan, the Company delivers a Restricted Stock Award to the receiving participant. When issuing restricted stock awards under the 1997 Equity Incentive Plan (the “1997 Plan”), the Company delivers a Restricted Stock Award Agreement to the receiving participant. A copy of the form of Notice of Grant of Stock Options is attached as Exhibit 99.1 to this report. A copy of the forms of Option Agreement relating to Incentive Stock Options and Non-Qualified Stock Options are attached to this report as Exhibits 99.2 and 99.3 respectively. A copy of the form of Restricted Stock Award under the Plan is attached as Exhibit 99.4 to this report. A copy of the form of Restricted Stock Award Agreement under the 1997 Plan is attached as Exhibit 99.5 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
99.1	Form of Notice of Grant of Stock Options

99.2	Form of Option Agreement relating to Incentive Stock Options

99.3	Form of Option Agreement relating to Non-Qualified Stock Options

99.4	Form of Restricted Stock Award under the Plan

99.5	Form of Restricted Stock Award under the 1997 Plan

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: These factors include, but are not limited to: dependence on the success of SANCTURA® and SANCTURA XR™; the early stage of products under development; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA, SANCTURA XR and NEBIDO®; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR; dependence on third parties for manufacturing and marketing; competition; need for additional funds and corporate partners, including for the development of our products; failure to acquire and develop additional product candidates; history of operating losses and expectation of future losses; product liability and insurance uncertainties; risks relating to the Redux-related litigation; limited patent and proprietary rights; dependence on market exclusivity; valuation of our Common Stock; risks related to repayment of debts; risks related to increased leverage; and other risks.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated: March 6, 2006	By:	/s/ Glenn L. Cooper
Glenn L. Cooper, M.D.
President, Chief Executive Officer and Chairman

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